UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2010

                       Atlantic Coast Federal Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                        000-50962                59-3764686
         -------                        ---------                ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

Address of principal executive offices:  505 Haines Avenue, Waycross, Georgia
                                         31501
                                         --------------------------------------

Registrant's telephone number, including area code:  (800) 342-2824
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 14, 2010, Atlantic Coast Federal Corporation (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                        Broker
1. The election of directors              For          Withheld        non-votes
                                       ----------      --------        ---------

     Charles E. Martin, Jr.            11,617,022       167,738         988,594

     Forrest W. Sweat, Jr.             11,616,022       168,738         988,594

     Thomas F. Beeckler                11,615,922       168,838         988,594

     Jay S. Sidhu                      11,605,819       178,941         988,594


2. The ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accountants for the year ending December 31, 2010.

      For           Against            Abstain             Broker non-votes
      ---           -------            -------             ----------------

  12,703,357        60,876              7,393                   1,728

3. The approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan.

      For           Against            Abstain             Broker non-votes
      ---           -------            -------             ----------------
  11,545,935        247,947            30,422                 949,050

4. The approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan.

      For           Against            Abstain             Broker non-votes
      ---           -------            -------             ----------------

  11,503,623        282,489            38,192                 949,050


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c)         Not applicable.

(d)         Exhibits.

            Press Release Dated May 14, 2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ATLANTIC COAST FEDERAL CORPORATION


DATE:  May 20, 2010                    By: /s/ Robert J. Larison, Jr.
                                           --------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer